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                                                                    Exhibit 23.1





INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No.
333-24757 of Nordstrom Credit, Inc. on Form S-3 of our report dated            ,
2002, appearing in this Annual Report on Form 10-K of Nordstrom Credit, Inc.
for the year ended January 31, 2002.



/s/DELOITTE & TOUCHE LLP
Seattle, Washington

April 18, 2001